UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2024
Lightning eMotors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
815 14th Street SW, Suite A100
Loveland, Colorado 80537
(Address of principal executive offices, including zip code)
1-800-223-0740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

As a result of Lightning eMotors, Inc. (the “Company”) being placed under receivership and the associated resignation of the members of the Board of Directors on December 15, 2023, Grant Thornton LLP resigned as the independent registered public accounting firm for the Company on January 5, 2024. The resignation was not the result of any disagreements between Grant Thornton LLP and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of Grant Thornton LLP on the Company’s consolidated financial statements for the year ended December 31, 2022 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to the Company’s accumulated deficit as of December 31, 2022 and cash used in operating activities for the year ended December 31, 2022. Other than the explanatory paragraph, the audit reports of Grant Thornton LLP on the Company’s consolidated financial statements for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make reference thereto in their report on the Company’s consolidated financial statements for such year.

During the most recent fiscal years ended December 31, 2022 and 2021, there were no disagreements between Grant Thornton LLP and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure nor any reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton LLP with a copy of the disclosures in this Form 8-K and has requested that Grant Thornton LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated January 10, 2024 is filed as Exhibit 16.1 to this Form 8-K.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
16.1	Letter from Grant Thornton LLP dated January 10 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning eMotors, Inc.
Dated: January 10, 2024
	By:	/s/ Timothy Reeser
	Name:	Timothy Reeser
	Title:	Chief Executive Officer and President